Special Servicer Acknowledgment and Assumption

September 18, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Trust and Servicing Agreement dated as of December 8, 2019 for the MAD Commercial Mortgage Trust 2019-650M, Commercial Mortgage Pass-Through Certificates, Series 2019-650M

Dear Sir or Madam:

Reference is made to (i) the MAD 2019-650M Trust and Servicing Agreement, dated as of December 8, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as Depositor, KeyBank National Association, as Servicer, LNR Partners, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Certificate Administrator (the “TSA”) and (ii) the Agreement Between Noteholders dated as of November 26, 2019 by and among Citi Real Estate Funding Inc., in its capacity as the Initial Note A-1 Holder, Initial Note A-4 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, in its capacity as Initial Note A-2 Holder, Initial Note A-5 Holder and Initial Note B-2 Holder, Barclays Capital Real Estate Inc., in its capacity as Initial Note A-3 Holder, Initial Note A-6 Holder and Initial Note B-3 Holder and BMO Harris Bank N.A., in its capacity as Initial Note A-7 Holder and Initial Note B-4 Holder (the “Co-Lender Agreement”). Capitalized terms used herein but undefined have the meanings given to them in the TSA and the Co-Lender Agreement.

Pursuant to Sections 3.1, 7.1 and 7.2 of the TSA and Section 6 of the Co-Lender Agreement, 3650 REIT Loan Servicing LLC (“3650 Servicer”) hereby agrees with all the other parties to the TSA that 3650 Servicer shall serve as the Special Servicer under, and as defined in the TSA. 3650 Servicer hereby acknowledges and agrees that, as of September 18, 2023 (the “Effective Date”), it is and shall be a party to the TSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer, but shall have no liability with respect to any act or omission of any predecessor Special Servicer. 3650 Servicer hereby accepts all of the responsibilities, duties and liabilities of the Special Servicer under the TSA and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer and the liabilities of the Special Servicer under the TSA from and after the Effective Date.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

As of the Effective Date, 3650 Servicer hereby:

(a) makes the representations and warranties provided for in Section 2.6 of the TSA mutatis mutandis with all references to “Agreement” in Section 2.6 of the TSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the TSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the TSA per Section 2.6(a)(ii);

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreement relating to the Companion Loan Securities; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the TSA and that all preconditions to the appointment of 3650 Servicer as Special Servicer have been satisfied.

[Signature Page Follows]

3650 REIT LOAN SERVICING LLC,
a Delaware limited liability company

By: /s/ Peter LaPointe

Name: Peter LaPointe

Title: COO & Managing Partner

Signature Page to MAD 2019-650M Special Servicer Acknowledgment and Assumption Agreement

Schedule I

Depositor:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor
New York, New York 10013
Attention: Richard Simpson
Facsimile: (646) 328-2943

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor
New York, New York 10013

Attention: Raul Orozco
Facsimile: (347) 394-0898

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street, 17th Floor
New York, New York 10013
Attention: Ryan M. O’Connor
Facsimile: (646) 862-8988

Servicer:

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Michael A. Tilden
Facsimile number: (877) 379-1625
Email: michael_a_tilden@keybank.com

with a copy to:

Polsinelli
900 West 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Kraig Kohring
Facsimile number: (816) 753-1536
Email: kkohring@polsinelli.com

Special Servicer:

LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Heather Bennett and Job Warshaw
Facsimile number: (305) 695-5601

Email: hbennett@starwood.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

Certificate Administrator:

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Global Transaction Services- MAD 2019-650M
Fax number: (212) 816- 5527
Email: ratingagencynotice@citi.com

Trustee:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – MAD 2019-650M

Other Depositor – BBCMS 2020-C6

Barclays Commercial Mortgage Securities LLC
745 Seventh Avenue
New York, New York 10019
Attention: Daniel Vinson
Email: daniel.vinson@barclays.com

with a copy to:

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Lillian Tillman, Legal Department
Email: lillian.tillman@barclays.com

Other Master Servicer – BBCMS 2020-C6

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax Number: (888) 706-3565

with a copy to:

Stinson LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106 2150
Fax Number: (816)-412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

Other Special Servicer – BBCMS 2020-C6

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

With a copy to:

Dechert LLP

300 South Tryon Street, Suite 800

Charlotte, North Carolina 28202

Attention: Stewart McQueen

Email: Stewart.McQueen@Dechert.com

Other Certificate Administrator and Trustee – BBCMS 2020-C6

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – BBCMS 2020-C6

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

Other Operating Advisor and the Asset Representations Reviewer – BBCMS 2020-C6

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: BBCMS 2020-C6 Transaction Manager

with a copy sent via email to: notices@pentalphasurveillance.com with BBCMS 2020-C6 in the subject line with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
Email: jknight@bassberry.com

Other Depositor - BBCMS 2020-C7

Barclays Commercial Mortgage Securities LLC
745 Seventh Avenue
New York, New York 10019
Attention: Daniel Vinson
Email: daniel.vinson@barclays.com

with a copy to:

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Lillian Tillman, Legal Department
Email: lillian.tillman@barclays.com

Other Master Servicer - BBCMS 2020-C7

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: BBCMS 2020-C7 Asset Manager
Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street

Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Facsimile Number: (704) 353-3190

Other Special Servicer - BBCMS 2020-C7

Rialto Capital Advisors, LLC

200 S. Biscayne Boulevard

Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Fax number: (305) 229-6425

Email: liat.heller@rialtocapital.com; jeff.krasnoff@rialtocapital.com; niral.shah@rialtocapital.com; adam.singer@rialtocapital.com

Other Certificate Administrator - BBCMS 2020-C7

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – BBCMS 2020-C7

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

Other Trustee - BBCMS 2020-C7

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee BBCMS 2020-C7

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

Other Operating Advisor and the Asset Representations Reviewer - BBCMS 2020-C7

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BBCMS 2020-C7 - Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

Other Depositor – Benchmark 2020-B16

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye

with a copy via email to:
cmbs.requests@db.com

with a copy to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: Anna H. Glick

Other Master Servicer - Benchmark 2020-B16

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Facsimile: (888) 706-3565

with a copy to:

Stinson LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150
Attention: Kenda K. Tomes
Facsimile: (816) 412-9338
Email: kenda.tomes@stinson.com

Other Special Servicer - Benchmark 2020-B16

Argentic Services Company LP

500 North Central Expressway, Suite 261

Plano, Texas 75074

Attention: Andrew Hundertmark and John Mayfield

Email: ahundertmark@argenticservices.com; jmayfield@argenticservices.com

Other Certificate Administrator and Trustee - Benchmark 2020-B16

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS) – BMARK 2020-B16

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and

trustadministrationgroup@wellfargo.com.

Other Operating Advisor and the Asset Representations Reviewer – Benchmark 2020-B16

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BMARK 2020-B16 – Surveillance Manager

with a copy sent contemporaneously via email to: cmbs.notices@parkbridgefinancial.com

Other Depositor – Benchmark 2020-B17

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue, 8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

Other Master Servicer - Benchmark 2020-B17

Midland Loan Services, a Division of PNC Bank, National Association,
10851 Mastin Street, Suite 700
Building 82, Suite 300

Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head,
Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

Other Special Servicer - Benchmark 2020-B17

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

With a copy to:

Dechert LLP

300 South Tryon Street, Suite 800

Charlotte, North Carolina 28202

Attention: Stewart McQueen

Other Certificate Administrator and Trustee - Benchmark 2020-B17

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
Benchmark 2020-B17 Mortgage Trust

with a copy to:

Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

Other Operating Advisor and the Asset Representations Reviewer – Benchmark 2020-B17

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: Benchmark 2020-B17—Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with Benchmark 2020-B17 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Email: jknight@bassberry.com

Other Depositor – Benchmark 2020-IG1

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue, 8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

Other Master Servicer - Benchmark 2020-IG1

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com (and solely with respect to notices under Section 3.13, with a copy to AskMidland@midlandls.com)

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Other Special Servicer - Benchmark 2020-IG1

Midland Loan Services, a Division of PNC Bank, National Association,
10851 Mastin Street, Suite 700
Building 82, Suite 300

Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head,
Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com (and solely with respect to notices under Section 3.13, with a copy to AskMidland@midlandls.com)

with a copy to:

Stinson LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

Other Certificate Administrator and Trustee - Benchmark 2020-IG1

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
Benchmark 2020-IG1 Mortgage Trust

with a copy to:

Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to trustadministrationgroup@wellsfargo.com

Other Operating Advisor and the Asset Representations Reviewer – Benchmark 2020-IG1

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BMARK 2020-IG1 – Surveillance Manager

with a copy sent contemporaneously via email to:
cmbs.notices@parkbridgefinancial.com

Other Depositor – CF 2020-P1

CCRE Commercial Mortgage Securities, L.P.

110 East 59th Street

New York, New York 10022

Attention: Legal Department

with an electronic copy by email to notices@ccre.com

with a copy to:

Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, New York 10019

Attention: Janet Barbiere

Other Master Servicer – CF 2020-P1

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 300

Building 82

Overland Park, Kansas 66210

Facsimile Number: 888-706-3565

Attention: Executive Vice President – Division Head

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Attention: Lisa A. Rosen, Esq.

Facsimile number: 202-637-3593

Email: lisarosen@eversheds-sutherland.com

Other Special Servicer – CF 2020-P1

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 300

Building 82

Overland Park, Kansas 66210

Facsimile Number: 888-706-3565

Attention: Executive Vice President – Division Head

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Attention: Lisa A. Rosen, Esq.

Facsimile number: 202-637-3593

Email: lisarosen@eversheds-sutherland.com

Other Certificate Administrator and Trustee – CF 2020-P1

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Global Transaction Services – CF 2020-P1

Other Depositor - CGCMT 2019-C7

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and Ryan M. O’Connor at ryan.m.oconnor@citi.com

Other Master Servicer - CGCMT 2019-C7

Wells Fargo Bank, National Association,

Commercial Mortgage Servicing,

Three Wells Fargo,

401 South Tryon Street, 8th Floor

MAC D1050-084

Charlotte, North Carolina 28202

Attention: CGCMT 2019-C7 Asset Manager

Fax number: (704) 715-0036

Email: commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association

Legal Department

301 South College Street, TW-30, D1053-300

Charlotte, North Carolina 28202-6000

Attention: Commercial Mortgage Servicing Legal Support

Fax number: (704) 383-3663

with a copy to:

K&L Gates LLP

300 S Tryon Street

Suite 1000

Attention: Stacy G. Ackermann

Other Special Servicer - CGCMT 2019-C7

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett and Job Warshaw

with a copy to:

Email: hbennett@lnrpartners.com, jwarshaw@lnrpartners.com and
lnr.cmbs.notices@lnrproperty.com

Other Certificate Administrator - CGCMT 2019-C7

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Citibank Agency & Trust - CGCMT 2019-C7
Fax number: (212) 816-5527

Other Trustee - CGCMT 2019-C7

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Fax number: (302) 636-4140
Email: cmbstrustee@wilmingtontrust.com

Other Operating Advisor and the Asset Representations Reviewer - CGCMT 2019-C7

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: CGCMT 2019-C7
With a copy sent via email to: notices@pentalphasurveillance.com
(with Citigroup Commercial Mortgage Trust 2019-C7 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Email: jknight@bassberry.com

Other Depositor - CGCMT 2020-GC46

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and Ryan M. O’Connor at ryan.m.oconnor@citi.com

Other Master Servicer - CGCMT 2020-GC46

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

Other Special Servicer - CGCMT 2020-GC46

CWCapital Asset Management LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, Maryland 20814

Attention: Legal Department (CGCMT 2020-GC46)

with a copy to:

Email: CWCAMnoticesCGCMT2020-GC46@cwcapital.com

Other Certificate Administrator - CGCMT 2020-GC46

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2020-GC46

Fax number: (212) 816-5527

Other Trustee - CGCMT 2020-GC46

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2020-GC46

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

Other Operating Advisor and the Asset Representations Reviewer - CGCMT 2020-GC46

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2020-GC46 – Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

Other Depositor - GSMS 2020-GC45

GS Mortgage Securities Corporation II

200 West Street

New York, New York 10282

Attention: Scott Epperson
E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

E-mail: gs-refglegal@gs.com

Other Master Servicer - GSMS 2020-GC45

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Telecopy number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Other Special Servicer - GSMS 2020-GC45

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

With a copy to:

Dechert LLP

300 South Tryon Street, Suite 800

Charlotte, North Carolina 28202

Attention: Stewart McQueen

Other Certificate Administrator and Trustee - GSMS 2020-GC45

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – GSMS 2020-GC45

with a copy to: cts.cmbs.bond.admin@wellsfargo.com,
and to trustadministrationgroup@wellsfargo.com

Other Operating Advisor and the Asset Representations Reviewer - GSMS 2020-GC45

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: GSMS 2020-GC45 Transaction Manager

With a copy sent via e-mail to: notices@pentalphasurveillance.com with
GSMS 2020-GC45 in the subject line

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

E-mail: jknight@bassberry.com

Other Depositor – GSMS 2020-GC47

GS Mortgage Securities Corporation II

200 West Street

New York, New York 10282

Attention: Scott Epperson
E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

E-mail: gs-refglegal@gs.com

Other Master Servicer – GSMS 2020-GC47

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 South Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: GSMS 2020-GC47 Asset Manager
Facsimile number: (704) 715-0036
Email: commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association Legal Department
301 S. College St., TW-30
Charlotte, North Carolina 28202
Attention: Commercial Mortgage
Reference: GSMS 2020-GC47

with a copy to:

K&L Gates LLP
300 South Tryon Street, Suite 1000
Charlotte, North Carolina 28202
Attention: Stacy G. Ackermann
Reference: GSMS 2020-GC47

Other Special Servicer – GSMS 2020-GC47

KeyBank National Association,
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Alan Williams
(877) 379-1625
Email: Keybank_notices@keybank.com

with a copy to:

Polsinelli PC
900 West 48th Place, Suite 900
Kansas City, Missouri 64112
Attn: Kraig Kohring
Fax Number: (816) 753-1536

with respect to any email notices set forth in this Agreement, email notices to:
keybank_notices@keybank.com

Other Certificate Administrator – GSMS 2020-GC47

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland  21045-1951
Attention:  Corporate Trust Services (CMBS)
GS Mortgage Securities Trust 2020-GC47
Fax number:  (410) 715-2380

with a copy to:
E-Mail:  cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

Other Trustee – GSMS 2020-GC47

Wilmington Trust, National Association
100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee GSMS 2020-GC47

with a copy to:

CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

Other Operating Advisor and the Asset Representations Reviewer – GSMS 2020-GC47

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention:  GS 2020-GC47-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

Other Depositor - WFCM 2020-C55

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor

New York, New York 10001

Attention: A.J. Sfarra

cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.

Wells Fargo Legal Department, D1050-266

401 S Tryon Street, 26th Street

Charlotte, North Carolina 28202

Other Master Servicer - WFCM 2020-C55

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

MAC D1086-23A

550 South Tryon Street, 23rd Floor

Charlotte, North Carolina 28202

Attention: WFCM 2020-C55 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Facsimile Number: (704) 353-3190

Other Special Servicer - WFCM 2020-C55

Rialto Capital Advisors, LLC
200 S. Biscayne Blvd., Suite 3550
Miami, Florida 33131
Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer
Facsimile number: (305) 229-6425
E-mail: liat.heller@rialtocapital.com; jeff.krasnoff@rialtocapital.com; niral.shah@rialtocapital.com and adam.singer@rialtocapital.com

Other Certificate Administrator - WFCM 2020-C55

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2020-C55

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

Other Trustee - WFCM 2020-C55

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee WFCM 2020-C55

with a copy to:

CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

Other Operating Advisor and the Asset Representations Reviewer - WFCM 2020-C55

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: WFCM 2020-C55 - Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

Other Depositor - WFCM 2020-C56

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor

New York, New York 10001

Attention: A.J. Sfarra

cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.

Wells Fargo Legal Department, D1086-341

550 South Tryon Street, 34th Floor,

Charlotte, North Carolina 28202

Other Master Servicer - WFCM 2020-C56

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050 084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2020-C56 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

Mayer Brown LLP

300 S Tryon Street, Suite 1800

Charlotte, North Carolina 28202

Attention: Christopher J. Brady, Esq.

Other Special Servicer - WFCM 2020-C56

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Dechert LLP

300 South Tryon Street, Suite 800

Charlotte, North Carolina 28202

Attention: Stewart McQueen

Other Certificate Administrator - WFCM 2020-C56

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2020-C56

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

Other Trustee - WFCM 2020-C56

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2020-C56

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636 4140

Other Operating Advisor and the Asset Representations Reviewer - WFCM 2020-C56

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: WFCM 2020-C56 Transaction Manager

with a copy sent via email to: notices@pentalphasurveillance.com with WFCM 2020-C56 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Attention: Jay H. Knight

Email: jknight@bassberry.com